SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: November 14, 2003

Constar International Inc.

(Exact name of registrant as specified in charter)

Delaware	000-16496	13-1889304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA	(215) 552-3700	19154
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1	Transcript of Conference Call held on November 14, 2003.

Item 12.     Results of Operations and Financial Condition.

On November 14, 2003, Constar International Inc. conducted a conference call to discuss its results of operations for the third quarter of 2003 and to answer any questions raised by the call’s audience. The transcript of this conference call is attached hereto as Exhibit 99.1.

The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 20, 2003	CONSTAR INTERNATIONAL INC. By: /s/ JAMES C. COOK Name: James C. Cook Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of Conference Call held on November 14, 2003.